EXHIBIT 10.10

Amendment dated as of May 1, 1998, to original DART Service Agreement dated April 15, 1997. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the original DART Service Agreement as follows:

I. All capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the original DART Service Agreement.

II. The following shall constitute new and revised definitions to the original DART Service Agreement.

New and Revised Definitions:

"Paid Banner" is defined as a Banner for which Company shall receive payment or consideration of any kind (including, without limitation, in-kind or barter consideration) from an Advertiser for the delivery of its Banner to the Web Site. Paid Banners do not include Non-Paying Banners, Button Banners and Chat Banners.

"Non-Paying Banner" is defined as a Banner for which Company does not receive payment or consideration of any kind for its delivery to the Web Site. All Non-Paying Banners shall reside on the Company's server.

"Button Banner" is defined as a Banner for which Company shall receive payment or consideration of any kind (including, without limitation, in-kind or barter consideration) from an Advertiser for delivery of its Banner to the Web Site that is 120 pixels wide by 120 pixels high or smaller. All Button Banners shall reside on the Company's Server.

"Chat Banner" is defined as a Banner for which Company shall receive payment or consideration of any kind (including, without limitation, in-kind or barter consideration) from an Advertiser for delivery of its Banner to the areas of the Web Site the content of which is exclusively online chat, whereby users communicate with one another in near real time. All Chat Banners shall reside on the Company's server.

III. The following amends the fee in the original DART Service Agreement and shall take effect on May 1, 1998.

Revised Fees for Banners trafficked by Company:

     A. For Paid Banners which Company traffics, DoubleClick shall receive a monthly fee calculated as follows:

Number of Paid Banner                                 Cost Per One Thousand
Impressions per Month                                 Impressions (CPM)
---------------------                                 ---------------------

First 10,000,000
From 10,000,001 to 20,000,000
From 20,000,001 to 30,000,000
From 30,000,001 to 40,000,000
From 40,000,001 to 50,000,000
From 50,000,001 and above

By way of example, if for a given calendar month there are 30,000,000 Paid Banner Impressions which are trafficked by Company and delivered through the DART Service, DoubleClick's fee for said month shall equal calculated as follows: (i) /CPM for Paid Banner Impressions 1 through 10,000,000 (i.e. ); plus (ii) /CPM for Paid Banner Impression 10,000,001 to 20,000,000 (i.e. ); plus (iii) /CPM for Paid Banner
Impressions 20,000,001 to 30,000,000 (i.e.     ).

     B. For Non-Paying Banners which Company traffics: Company shall pay to
DoubleClick  a  monthly  fee  equal to        /CPM for  Non-Paying  Banners
trafficked by Company and delivered through the DART Service provided that Non-Paying Banners will not be served from DoubleClick's servers, but shall be redirected by DoubleClick to the Company's servers for delivery from such servers.

     C. For Button Banners and Chat Banners which Company traffics: Company
shall pay to  DoubleClick  a  monthly  fee equal to       /CPM  for  Button
Banners and Chat Banners trafficked by Company and delivered through the DART Service, provided that Button Banners and Chat Banners will not be served from DoubleClick's servers, but shall be redirected by DoubleClick to the Company's servers for delivery from such servers.

Except as otherwise amended by this Amendment, the terms and conditions of the original DART Service Agreement are hereby ratified and confirmed and shall continue in full force and effect.

Accepted:                                       Approved:

WEB GENESIS                                     DOUBLECLICK INC.


By:                                             By:
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Title:                                          Title:
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Date:                                           Date:
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